SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported October 15, 2004)


                       NOMURA ASSET ACCEPTANCE CORPORATION

           (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of
 Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AR2,
                     Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware                    333-109614                    35-3672336
----------------------         -----------------             ------------------
   (STATE OR OTHER               (COMMISSION                 (I.R.S. EMPLOYER
    JURISDICTION                 FILE NUMBER)                 IDENTIFICATION
  OF INCORPORATION)                                                NO.)

Two World Financial
Center, Building B,
21st Floor, New
York, New York                                                     10281
----------------------                                       ------------------
     (ADDRESS OF                                                (ZIP CODE)
 PRINCIPAL EXECUTIVE
      OFFICES)



Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

      On September 29, 2004, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AR2, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation as servicer (the "Servicer") and JPMorgan Chase Bank as trustee (the "Trustee") and as custodian (the "Custodian"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates", "Class II-A Certificates", "Class III-A-1 Certificates", "Class III-A-2 Certificates", "Class III-A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class X Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $376,259,884 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 29, 2004, between Seller and Depositor (the "Mortgage Loan Purchase Agreement"). The Class I-A Certificates, Class II-A Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class III-A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by Depositor pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and Nomura Securities International, Inc., and the Terms Agreement, dated September 28, 2004 (collectively, the "Underwriting Agreement").

      The Certificates have the following initial Certificate Balances and Pass-Through Rates:

 ================================================================================
                      INITIAL CERTIFICATE
                           PRINCIPAL                    PASS-THROUGH
       CLASS               BALANCE(1)                        RATE
 --------------------------------------------------------------------------------

        I-A              $64,489,000                      Variable
       II-A              $71,630,000                      Variable
      III-A-1           $130,745,000                      Variable
      III-A-2            $62,355,000                      Variable
      III-A-3            $21,455,000                      Variable
        M-1              $14,298,000                      Variable
        M-2               $4,891,000                      Variable
        M-3               $4,139,000                      Variable
        M-4               $2,257,884                      Variable
 ================================================================================

(1) Approximate.

      The Certificates, other than the Class X, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 28, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01   Financial Statements and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits


--------------------------------------------------------------------------------
        Exhibit No.                             Description
--------------------------------------------------------------------------------

            4.1              Pooling and Servicing Agreement, dated as of
                             September 1, 2004, by and among Nomura Asset
                             Acceptance Corporation, as Depositor, Nomura Credit
                             & Capital, Inc., as Seller, GMAC Mortgage
                             Corporation, as Servicer and JPMorgan Chase Bank,
                             as Trustee and as Custodian relating to the Series
                             2004-AR2 Certificates.
--------------------------------------------------------------------------------


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2004

                                    NOMURA ASSET ACCEPTANCE CORPORATION


                                    By: /s/ Matthew Bromberg
                                        ------------------------
                                    Name:    Matthew Bromberg
                                    Title:   Assistant Secretary

                             Index to Exhibits


                                                                 Sequentially
  Exhibit No.                  Description                       Numbered Page
  -----------                  -----------                       -------------
      4.1       Pooling and Servicing Agreement, dated as              7
                of September 1, 2004, by and among Nomura
                Asset Acceptance Corporation, as
                Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as
                Servicer and JPMorgan Chase Bank, as
                Trustee and as Custodian relating to the Series 2004-AR2 Certificates.

                                   EXHIBIT 4.1